UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/19/2007

American Technology Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  000-24248

Delaware	87-0361799
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

15378 Avenue of Science, Ste 100,
San Diego, California 92128
(Address of principal executive offices, including zip code)

858-676-1112
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 4.01.    Changes in Registrant's Certifying Accountant

(a)   (i)         Effective September 13, 2007, American Technology Corporation (the "Company") dismissed Swenson Advisors, LLP ("Swenson") as its independent registered public accounting firm.
       (ii)        Swenson's reports on the Company's consolidated financial statements as of and for each of the fiscal years ended September 30, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
       (iii)        The decision to change accountants was approved by the Audit Committee and the Board of Directors of the Company.
       (iv)        During the fiscal years ended September 30, 2005 and 2006 and the subsequent interim period through September 13, 2007, there have been no disagreements with Swenson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Swenson's satisfaction, would have caused Swenson to make reference in connection with its report on the Company's financial statements to the subject matter of the disagreement, except as set forth in this paragraph. During the course of Swenson's review of the Company's interim financial statements during its current fiscal year ended September 30, 2007 and in preparation for Swenson's audit of the Company's year-end financial statements and the Company's report regarding the effectiveness of its internal controls, disagreements have arisen regarding the appropriate review philosophy and communication between Swenson and the Company's management and the appropriate review and audit scope related to the Company's report regarding the effectiveness of its internal controls, which have included disagreements with Swenson regarding the fees charged or to be charged by Swenson for such services. While the Company does not believe that such disagreements, if not resolved to Swenson's satisfaction, would have caused Swenson to make reference in connection with its report on the Company's financial statements to the subject matter of the disagreement, Swenson has advised the Company that such disagreements would have resulted in an adverse reference in Swenson's audit report on the Management's Report on Internal Control Over Financial Reporting. The Audit Committee discussed the subject matter of the disagreements described above with Swenson, and the Company has authorized Swenson to respond fully to the inquiries of the successor audit firm concerning the subject matter of each disagreement described above.
       (v)        During the fiscal years ended September 30, 2006 and 2005 and the subsequent interim period through September 13, 2007, there have been no reportable events described under Item 304(a)(1)(v) of Regulation S-K.
(c)        The Company has provided Swenson with a copy of the foregoing disclosure and requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company herein. A copy of Swenson's letter, dated September 18, 2007 is filed herewith and is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits
16.1        Letter from Swenson Advisors, LLP to the United States Securities and Exchange Commission dated September 18, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Technology Corporation

Date: September 19, 2007	By:	/s/ Thomas R. Brown
Thomas R. Brown
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-16.1	Letter from Swenson Advisors, LLP to the United States Securities and Exchange Commission dated September 18, 2007